UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 4.02      Non-Reliance on Previously Issued Financial Statements.

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations and Statement of Cash Flow for the quarter ended March 31, 2015 filed with the Company’s Form 10-Q for the quarter ended March 31, 2015 should not be relied upon.

The Company determined that the recognition of $8,179,432 of expenses recognized during the quarter ended March 31, 2015 resulting from the issuance for less than fair value of common shares in satisfactions of convertible notes issued by the Company should not have been recognized.

The following tables reflect the corrections:

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of	Adjustments	As of
	March 31, 2015		March 31, 2015
	(unaudited)		(unaudited)
			as restated
ASSETS
CURRENT ASSETS
Cash	521,974		521,974
Note Receivable	12,051		12,051
Accrued Interest Receivable	784		784
Total Current Assets	534,809		534,809

TOTAL ASSETS	534,809		534,809

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Overdraft	0		0
Accounts payable	16,207		16,207
Notes Payable	133,751		133,751
Accrued payroll taxes	2,976		2,976
Accrued Interest	14,635		14,635
Accrued Reent	5,000		5,000
Accrued Payroll	7,501		7,501
Total Current Liabilities	180,070		180,070
Total Liabilities	180,070		180,070

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
109,310,811 issued and outstanding as of
march 31, 2015, 2014 and 51,907,917 shares issuedand outstanding September 30, 2014	10,932		10,932
Preferred Stock, 0.0001 par value, 100,000,000 authorized and Five Million authorized as of
March 31, 2015 and September 30, 2014 respectively
Series A Preferred	5,714		5,714
90,000,000 Authorized and 0 authorized,
57,134, 079 and 0 outstanding as of March 31, 2105 and September 30, 2014 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 and 0 outstanding as of March 31, 2015 and September 30, 2014 respectively
Additional Paid in capital	9,905,102	(8,179,432)	1,725,670
Contributed Capital	743,658		743,658
Retained Earnings (Deficit) accumulated during the development stage	(10,310,670)	8,179,432	(2,131,238)
Total Stockholders' Equity (Deficit)	354,739		354,739

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	534,809		534,809

2

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS

	Three months ended	Adjustments	Three months ended	Six Months ended	Adjustments	Six Months ended
	March 31, 2015		March 31, 2015	March 31, 2015		March 31, 2015
	(unaudited)		(unaudited)	(unaudited)		(unaudited)
			as restated			as restated
REVENUES	0		0	0		0

COST AND EXPENSES
Research and Development	22,969		22,969	25,206		25,206
General and Administrative	303,536		303,536	442,989		442,989
Consulting and Professional Fees	279,913		279,913	339,761		339,761
Rent	15,000		15,000	26,871		26,871
Total Costs and Expenses	621,419		621,419	834,828		834,828

OPERATING LOSS	(621,419)		(621,419)	(834,828)		(834,828)

OTHER INCOME & (EXPENSES)
Interest Income	291		291	551		551
Interest Expense	(9,188)		(9,188)	(15,230)		(15,230)
Capital contribution tp parent	0		0
Loss on issuance of common shares for
less than fair value	(8,179,432)	8,179,432	0	(8,179,432)	8,179,432	0
Preferred shares issued pursuant to
contractual obligations	(3,154)		(3,154)	(3,154)		(3,154)

TOTAL OTHER INCOME (EXPENSE)	(8,191,483)		(12,051)	(8,197,265)		(17,833)

NET INCOME (LOSS)	(8,812,901)		(633,470)	(9,032,092)		(852,660)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.1224)		(0.0088)	(0.0970)		(0.0092)
WEIGHTED AVERAGE NUMBER OF COMMON	71,986,230		71,986,230	93,139,424		93,139,424
SHARES OUTSTANDING

3

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS
(unaudited)

	Six Months Ended	Adjustments	Six Months Ended
	March 31, 2015		March 31, 2015
			as restated
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	$(9,032,092)	$8,179,432	$(852,660)
Adjustments to reconcile net Income to net cash

Preferred Stock issued for Expenses	$100		$100
Preferred Stock issued for interest	$891		$891
Common Stock issued for expenses
Preferred Stock issued pursuant to contractual obligations	$3,154		$3,154
Common Stock issued to Consultants	$226,177		$226,177
Preferred Stock issued to Consultants	$420		$420
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	$12,902		$12,902
(Increase) Decrease in Notes Receivable	$(1,629)		$(1,629)
(Increase) Decrease in Interest Receivable	$(551)		$(551)
Increase ( Decrease) in Bank Overdraft	$(6,137)		$(6,137)
Increase (Decrease) in accrued Expenses	$19,437		$19,437
Net Cash Provided by (Used in) Operating Activities	$(8,777,329)		$(597,897)

CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	0		0
Increase in Contributed Capital	85,000		85,000
Increase ( Decrease) in Notes Payable	19,582		19,582
Increase in Convertible Notes payable	882,686		882,686
Increase in issuance of stock below fair value	8,179,432	(8,179,432)	(0)
Increase in Additional Paid in Capital	132,603		132,603
Net Cash Provided by (Used in) Financing Activities	9,299,303		1,119,871

Net Increase (Decrease) in Cash	$521,974		$521,974.40

Cash at Beginning of Period	0		0

Cash at End of Period	$521,974		$521,974

4

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations and Statement of Cash Flow for the quarter ended June 30, 2015 filed with the Company’s Form 10-Q for the quarter ended June 30, 2015 should not be relied upon.

The Company determined that $730,000 of expenses recognized during the quarter ended June 30, 2015 resulting from the issuance for less than fair value of common shares in satisfactions of convertible notes issued by the Company should not have been recognized.

The following tables reflect the corrections:

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of	adjustments	As of
	June 30, 2015		June 30, 2015
	(unaudited)		(unaudited)
			restated
ASSETS
CURRENT ASSETS
Cash	208,582		208,582
Note Receivable	12,051		12,051
Prepaid Expenses	6,289		6,289
Accrued Interest Receivable	1,081		1,081
Total Current Assets	228,003		228,003

TOTAL ASSETS	228,003		228,003

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	1,190		1,190
Notes Payable	103,751		103,751
Accrued payroll taxes	6,692		6,692
Accrued Interest	18,147		18,147
Accrued Rent	5,000		5,000
Accrued Payroll	10,501		10,501
Total Current Liabilities	145,281		145,281
Total Liabilities	145,281		145,281

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
113,525,096 issued and outstanding as of
June 30, 2015 and 51,907,917 shares issued and outstanding September 30, 2014	11,353		11,353
Preferred Stock, 0.0001 par value, 100,000,000 authorized and Five Million authorized as of
June 30, 2015 and September 30, 2014 respectively
Series A Preferred	6,055		6,055
90,000,000 Authorized and 0 authorized,
60,548,364 and 0 outstanding as of June 30, 2105 and September 30, 2014 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 and 0 outstanding as of June 30, 2015 and September 30, 2014 respectively
Additional Paid in capital	11,209,694	(8,909,432)	2,300,262
Contributed Capital	728,658		728,658
Retained Earnings (Deficit) accumulated during the development stage	(11,873,041)	8,909,432	(2,963,609)
Total Stockholders' Equity (Deficit)	82,722		82,722

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	228,003		228,003

5

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS

	Three months ended	adjustments	Three months ended	Nine Months Ended	adjustments	Nine Months Ended
	June 30, 2015		June 30, 2015	June 30, 2015		June 30, 2015
	(unaudited)		(unaudited)	(unaudited)		(unaudited)
			(as restated)			(as restated)
REVENUES	0		0	0		0

COST AND EXPENSES
Research and Development	68,081		68,081	93,287		93,287
General and Administrative	463,765		463,765	906,754		906,754
Consulting and Professional Fees	73,364		73,364	413,125		413,125
Rent	16,200		16,200	43,071		43,071
Total Costs and Expenses	621,410		621,410	1,456,238		1,456,238

OPERATING LOSS	(621,410)		(621,410)	(1,456,238)		(1,456,238)

OTHER INCOME & (EXPENSES)
Interest Income	297		297	848		848
Refunds of amounts previously paid
Interest Expense	(3,512)		(3,512)	(18,742)		(18,742)
Capital contribution to parent	0		0	0		0
Loss on issuance of common shares for
less than fair value	(937,425)	730,000	(207,425)	(9,116,857)	8,909,432	(207,425)
Preferred shares issued pursuant to
contractual obligations	(321)		(321)	(3,475)		(3,475)

TOTAL OTHER INCOME (EXPENSE)	(940,961)		(210,961)	(9,138,226)		(228,794)

NET INCOME (LOSS)	(1,562,371)		(832,371)	(10,594,463)		(1,685,032)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.0141)		(0.0075)	(0.1333)		(0.0212)
WEIGHTED AVERAGE NUMBER OF COMMON	110,648,054		110,648,054	79,454,728		79,454,728
SHARES OUTSTANDING

6

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS
(unaudited)

	Nine Months Ended	Adjustments	Nine Months Ended
	June 30, 2015		June 30, 2015
			Restated
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	$(10,594,463)	8909432	(1,685,032)
Adjustments to reconcile net Income to net cash

Preferred Stock issued for Expenses	$100		100
Predrred Stock issued for interest	$891		891
Common Stock issued for expenses
Preferred Stock issued pursuant to contractual obligations	$3,475		3,475
Common Stock issued to Consultants	$226,177		226,177
Preferred Stock issued to Consultants	$440		440
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	$(2,115)		(2,115)
(Increase) Decrease in Notes Receivable	$(1,629)		(1,629)
(Increase) Decrease in Interest Receivable	$(848)		(848)
Increase ( Decrease) in Bank Overdraft	$(6,137)		(6,137)
Increase (Decrease) in accrued Expenses	$29,665		29,665
(Increase) Decrease in Prepaid Expenses	$(6,289)		(6,289)
Increase in issuance of stock below fair value	$9,116,857	(8,909,432)	207,425
Increase in Additional Paid in Capital	$380,191		380,191
Net Cash Provided by (Used in) Operating Activities	$(853,686)		(853,685)

CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	0		0
Increase in Contributed Capital	70,000		70,000
Increase ( Decrease) in Notes Payable	19,582		19,582
Increase in Convertible Notes payable	972,686		972,686

Net Cash Provided by (Used in) Financing Activities	1,062,268		1,062,268

Net Increase (Decrease) in Cash	$208,582		208,583

Cash at Beginning of Period	0		0

Cash at End of Period	$208,582		208,583

7

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Shareholder’s Equity, Statement of Comprehensive Income and Statement of Cash Flow for the year ended September 30, 2015 filed with the Company’s Form 10-K for the year ended September 30, 2015 should not be relied upon.

The Company determined that the recognition of $ 8,984,432 of expenses recognized during the year ended September 30, 2015 resulting from the issuance for less than fair value of common shares in satisfactions of convertible notes issued by the Company should not have been recognized.

The following tables reflect the corrections:

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of	Amendments	As of
	September 30, 2015		September 30, 2015
			(Restated)
ASSETS
CURRENT ASSETS
Cash	38,620		38,620
Note Receivable	12,051		12,051
Prepaid Expenses	10,000		10,000
Accrued Interest Receivable	1,381		1,381
Total Current Assets	62,052		62,052

OTHER ASSETS
Available for Sale Securities	158,400		158,400
Total Other Assets	158,400		158,400

TOTAL ASSETS	220,452		220,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	25,854		25,854
Notes Payable	222,751		222,751
Accrued payroll taxes	1,940		1,940
Accrued Interest	21,093		21,093
Accrued Rent	10,000		10,000
Accrued Payroll	36,001		36,001
Total Current Liabilities	317,639		317,639
Total Liabilities	317,639		317,639

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
114,753,938 issued and outstanding as of
September 30, 2015 and 51,907,917 shares issued and outstanding September 30, 2014	11,474		11,474
Preferred Stock, 0.0001 par value, 100,000,000 authorized and Five Million authorized as of
September 30, 2015 and September 30, 2014 respectively
Series A Preferred	6,098		6,098
90,000,000 Authorized and 0 authorized,
60,981,697 and 0 outstanding as of September 30, 2105 and September 30, 2014 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 and 0 outstanding as of September 30, 2015 and September 30, 2014 respectively
Additional Paid in capital	11,663,905	(8,984,432)	2,679,473
Contributed Capital	728,658		728,658
Retained Earnings (Deficit) accumulated during the development stage	(12,473,725)	8,984,432	(3,489,293)
Accumulated Other Comprehensive Income	(33,600)		(33,600)
Total Stockholders' Equity (Deficit)	(97,187)		(97,187)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	220,452		220,452

8

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS

	Year Ended		Year Ended
	September 30, 2015	Adjustments	September 30, 2015
			Restated
REVENUES	192,000		192,000

COST AND EXPENSES
Research and Development	282,295		282,295
General and Administrative	1,314,208		1,314,208
Consulting and Professional Fees	516,701		516,701
Rent	58,071		58,071
Total Costs and Expenses	2,171,276		2,171,276

OPERATING LOSS	(1,979,276)		(1,979,276)

OTHER INCOME & (EXPENSES)
Interest Income	1,148		1,148
Refunds of amounts previously paid	0		0
Interest Expense	(21,688)		(21,688)
Capital contribution tp parent
Loss on issuance of common shares for
less than fair value	(9,191,857)	8,984,432	(207,425)
Preferred shres issued pursuant to
contractual obligations	(3,475)		(3,475)

TOTAL OTHER INCOME (EXPENSE)	(9,215,872)		(231,440)

NET INCOME (LOSS)	(11,195,147)		(2,210,715)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.1270)		(0.0251)
WEIGHTED AVERAGE NUMBER OF COMMON	88,185,098		88,185,098
SHARES OUTSTANDING

9

REGEN BIOPHARMA, INC.
STATEMENT OF COMPREHENSIVE INCOME

	Year Ended September 30,
			(as restated)
	2015	adjustments	2015
Net Income (Loss)	$(11,195,147)	8,984,432	$(2,210,716)
Add:
Unrealized Gains on Securities	0		0
Less:
Unrealized Losses on Securities	(33,600)		(33,600)
Total Other Comprehensive Income (Loss)	(33,600)		(33,600)
Comprehensive Income	$(11,228,747)		(2,244,316)

10

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS

	Year Ended	Adjustments	Year Ended
	September 30, 2015		September 30, 2015
			(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	(11,195,147)	8,984,432	(2,210,716)
Adjustments to reconcile net Income to net cash

Securities Received as Payment for Services	(192,000)		(192,000)
Preferred Stock issued for Expenses	100		100
Predrred Stock issued for interest	891		891
Common Stock issued for expenses
Preferred Stock issued pursuant to contractual obligations	3,475		3,475
Common Stock issued to Consultants	307,955		307,955
Preferred Stock issued to Consultants	450		450
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	22,549		22,549
(Increase) Decrease in Notes Receivable	(1,629)		(1,629)
(Increase) Decrease in Interest Receivable	(1,148)		(1,148)
Increase ( Decrease) in Bank Overdraft	(6,137)		(6,137)
Increase (Decrease) in accrued Expenses	58,359		58,359
(Increase) Decrease in Prepaid Expenses	(10,000)		(10,000)
Increase in issuance of stock below fair value	9,191,857	(8,984,432)	207,425
Increase in Additional Paid in Capital	627,778		627,778
Net Cash Provided by (Used in) Operating Activities	(1,192,648)		(1,192,648)

CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	33,333		33,333
Preferred Stock issued for Cash	16,667		16,667
Increase in Contributed Capital	70,000		70,000
Increase ( Decrease) in Notes Payable	138,582		138,582
Increase in Convertible Notes payable	972,686		972,686

Net Cash Provided by (Used in) Financing Activities	1,231,268		1,231,268

Net Increase (Decrease) in Cash	$38,620		38,620

Cash at Beginning of Period	0		0

Cash at End of Period	$38,620		38,620

11

REGEN BIOPHARMA , INC.
Statement of shareholder's equity
For the years ended September 30, 2015 and 2014

	Quarter Ended March 31, 2015		Adjustment	As Restated
APIC	Loss on Issuance of Securities for Less than fair value recognized during quarter	8,179,432	(8,179,432)	0
Accumulated Deficit	Net Loss	(8,812,902)	8,179,432	(633,470)
	Quarter Ended June 30 2015
APIC	Loss on Issuance of Securities for Less than fair value recognized during quarter	937,425	(730,000)	207,425
Accumulated Deficit	Net Loss	(1,562,371)	730000	(832,371)
	Quarter Ended September 30 2015
APIC	Loss on Issuance of Securities for Less than fair value recognized during quarter	75,000	(75,000)	0
Accumulated Deficit	Net Loss	(600,684)	75,000	(525,684)

12

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Comprehensive Income and Statement of Cash Flow for the quarter ended December 31, 2015 filed with the Company’s Form 10-Q for the quarter ended December 31, 2015 should not be relied upon.

The Company determined that the recognition of $ 1,163,313 of expenses recognized during the period resulting from the issuance for less than fair value of equity securities should not have been recognized.

The following tables reflect the corrections:

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of		As of	As of
	December 31, 2015		December 31, 2015	September 30, 2015
	(unaudited)	Adjustments	(unaudited)
			restated
ASSETS
CURRENT ASSETS
Cash	168,517		168,517	38,620
Note Recievable	12,051		12,051	12,051
Prepaid Expenses	1,000		1,000	10,000
Accrued Interest Recievable	1,681		1,681	1,381
Due from Former Employees	15,000		15,000
Total Current Assets	198,249		198,249	62,052

OTHER ASSETS
Available for Sale Securities	120,000		120,000	158,400
Total Other Assets	120,000		120,000	158,400

TOTAL ASSETS	318,249		318,249	220,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Overdraft	0		0	0
Accounts payable	27,646		27,646	25,854
Notes Payable	168,050		168,050	222,751
Accrued payroll taxes	5,771		5,771	1,940
Accrued Interest	26,095		26,095	21,093
Accrued Reent	10,000		10,000	10,000
Accrued Payroll	52,663		52,663	36,001
Due to Shareholder	50,000		50,000
Total Current Liabilities	340,225		340,225	317,639
Total Liabilities	340,225		340,225	317,639

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
114,753,938 issued and outstanding as of
September 30, 2015 and 124,287,272 shares issuedand outstanding December 31, 2015	12,427		12,427	11,474
Preferred Stock, 0.0001 par value, 800,000,000 authorized and 100,000,000 authorized as of
December 31, 2015 and September 30, 2015 respectively
Series A Preferred	8,025		8,025	6,098
90,000,000 Authorized and 300,000,000 authorized,
60,981,697 and 80,248,364 outstanding as of September 30, 2105 and December 31, 2015 respectively
Series AA Preferred	3		3	3
$0.0001 par value 600,000 authorized and 30, 000 outstanding as of September 30, 2015 and December 31, 2015
Additional Paid in capital	13,632,102	(10,147,746)	3,484,356	11,663,905
Contributed Capital	728,658		728,658	728,658
Retained Earnings (Deficit) accumulated during the development stage	(14,331,191)	(10,147,746)	(4,183,446)	(12,473,725)
Accumulated Other Comprehensive Income	(72,000)		(72,000)	(33,600)
Total Stockholders' Equity (Deficit)	(21,976)		(21,976)	(97,187)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	318,249		318,249	220,452

13

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS
(unaudited)

	Quarter Ended	Adjustments	Quarter Ended	Quarter Ended
	December 31, 2015		December 31, 2015	December 31, 2014
			(restated)
REVENUES	0		0	0

COST AND EXPENSES
Research and Development	105,323		105,323	2,237
General and Administrative	488,596		488,596	139,453
Consulting and Professional Fees	80,533		80,533	59,848
Rent	15,000		15,000	11,871
Total Costs and Expenses	689,452		689,452	213,409

OPERATING LOSS	(689,452)		(689,452)	(213,409)

OTHER INCOME & (EXPENSES)
Interest Income	300		300	260
Refunds of amounts previously paid
Interest Expense	(5,001)		(5,001)	(6,042)
Loss on issuance of common shares for
less than fair value	(1,163,313)	1,163,313	0

TOTAL OTHER INCOME (EXPENSE)	(1,168,014)		(4,701)	(5,782)

NET INCOME (LOSS)	(1,857,466)		(694,153)	(219,191)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.0157)		(0.0059)	(0.0042)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	118,216,582		118,216,582	52,000,576

14

REGEN BIOPHARMA,INC. STATEMENT OF COMPREHENSIVE INCOME
(unaudited)
	Quarter Ended December 31
	2015		2015
			(restated)
Net Income (Loss)	$(1,857,466)	1,163,313	$(694,153)
Add:
Unrealized Gains on Securities	0		0
Less:
Unrealized Losses on Securities	(38,400)		(38,400)
Total Other Comprehensive Income (Loss)	(38,400)		(38,400)
Comprehensive Income	$(1,895,866)		(732,553)

15

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS
(unaudited)

	Three Months Ended	Adjustments	Three Months Ended
	December 31, 2015		December 31, 2015
			Restated
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	$(1,857,466)	$1,163,313	$(694,153)
Adjustments to reconcile net Income to net cash

Common Stock issued to Consultants
Preferred Stock issued to Consultants	$40		$40
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	$1,792		$1,792
(Increase) Decrease in Notes Receivable	$—		$—
(Increase) Decrease in Interest Receivable	$(300)		$(300)
Increase ( Decrease) in Bank Overdraft
Increase (Decrease) in accrued Expenses	$25,495		$25,495
(Increase) Decrease in Prepaid Expenses	$9,000		$9,000
(Increase)Decrease in Due from Former Employee	$(15,000)		$(15,000)
Increase in issuance of stock below fair value	1,163,313	(1,163,313)	0
Increase in Additional Paid in Capital	247,723		247,723
Net Cash Provided by (Used in) Operating Activities	$(425,403)		$(425,403)
CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	321,667		321,667
Preferred Stock issued for Cash	238,334		238,334
Increase in Contributed Capital
Increase ( Decrease) in Notes Payable	(54,701)		(54,701)
Increase in Convertible Notes payable
Increase in Due to Shareholder	50,000		50,000
Net Cash Provided by (Used in) Financing Activities	555,300		555,300

Net Increase (Decrease) in Cash	129,897		129,897

Cash at Beginning of Period	38,620		38,620

Cash at End of Period	$168,517		$168,517

16

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Comprehensive Income and Statement of Cash Flow for the quarter ended March 31, 2016 filed with the Company’s Form 10-Q for the quarter ended March 31, 2016 should not be relied upon.

The Company determined that the recognition of $ 364,822 of expenses recognized during the period resulting from the issuance for less than fair value of equity securities should not have been recognized.

The following tables reflect the corrections:

REGEN BIOPHARMA,INC.
BALANCE SHEET

	As of	Adjustments	As of
	March 31, 2016		March 31, 2016
	(unaudited)		Restated
ASSETS
CURRENT ASSETS
Cash	106,024		106,024
Note Recievable	12,051		12,051
Prepaid Expenses	1,000		1,000
Accrued Interest Recievable	1,978		1,978
Due from Former Employees	15,000		15,000
Total Current Assets	136,053		136,053

OTHER ASSETS
Available for Sale Securities	56,800		56,800
Total Other Assets	56,800		56,800

TOTAL ASSETS	192,853		192,853

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Overdraft	0		0
Accounts payable	21,283		21,283
Notes Payable	228,050		228,050
Accrued payroll taxes	1,946		1,946
Accrued Interest	31,184		31,184
Accrued Rent	15,000		15,000
Accrued Payroll	92,996		92,996
Due to Shareholder	0		0
Total Current Liabilities	390,459		390,459
Long Term Liabilities
Convertible Notes Payable	58,295		58,295
Total Long Term Liabilities	58,295		58,295
Total Liabilities	448,754		448,754

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
114,753,938 issued and outstanding as of
September 30, 2015 and 128,253,138 shares issuedand outstanding March 31, 2016	12,824		12,824
Preferred Stock, 0.0001 par value, 800,000,000 authorized and 100,000,000 authorized as of
December 31, 2015 and September 30, 2015 respectively
Series A Preferred	8,488		8,488
90,000,000 Authorized and 300,000,000 authorized,
60,981,697 and 84,881,697 outstanding as of September 30, 2105 and March 31, 2016 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 outstanding as of September 30, 2015 and March 31, 2016
Additional Paid in capital	14,551,402	(10,512,568)	4,038,835
Contributed Capital	728,658		728,658
Retained Earnings (Deficit) accumulated during the development stage	(15,422,076)	10,512,568	(4,909,508)
Accumulated Other Comprehensive Income	(135,200)		(135,200)
Total Stockholders' Equity (Deficit)	(255,901)		(255,900)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	192,853		192,853

17

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS
(unaudited)

	Six Months Ended		Six Months Ended
	March 31, 2016	adjustments	March 31, 2016
			(restated)
REVENUES	0		0

COST AND EXPENSES
Research and Development	277,919		277,919
General and Administrative	923,831		923,831
Consulting and Professional Fees	178,080		178,080
Rent	30,000		30,000
Total Costs and Expenses	1,409,830		1,409,830

OPERATING LOSS	(1,409,830)		(1,409,830)

OTHER INCOME & (EXPENSES)
Interest Income	597		597
Refunds of amounts previously paid
Interest Expense	(10,090)		(10,090)
Interest Expense attributable to
Amortization of Discount	(894)		(894)
Loss on issuance of common shares for
less than fair value	(1,528,135)	1,528,135	0
Preferred shares issued pursuant to
contractual obligations
TOTAL OTHER INCOME (EXPENSE)	(1,538,522)		(10,387)

NET INCOME (LOSS)	(2,948,352)		(1,420,217)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.0188)		(0.0091)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	156,418,573		156,418,573

18

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS
(unaudited)

	Quarter Ended		Quarter Ended
	March 31, 2016	adjustments	March 31, 2016
			(restated)
REVENUES	0		0

COST AND EXPENSES
Research and Development	172,596		172,596
General and Administrative	435,236		435,236
Consulting and Professional Fees	97,547		97,547
Rent	15,000		15,000
Total Costs and Expenses	720,379		720,379

OPERATING LOSS	(720,379)		(720,379)

OTHER INCOME & (EXPENSES)
Interest Income	297		297
Refunds of amounts previously paid
Interest Expense	(5,089)		(5,089)
Interest Expense attributable to
Amortrization of Discount	(894)		(894)
Loss on issuance of common shares for
less than fair value	(364,822)	364,822	0
Preferred shres issued pursuant to
contractual obligations
TOTAL OTHER INCOME (EXPENSE)	(370,508)		(5,686)

NET INCOME (LOSS)	(1,090,886)		(726,064)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.0087)		(0.0058)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	124,875,119		124,875,119

19

STATEMENT OF COMPREHENSIVE INCOME
(unaudited)
	Quarter Ended March 31
	2016	Adjustments	2016
			(restated)
Net Income (Loss)	(1,090,886)	364,822	(726,064)
Add:
Unrealized Gains on Securities	—		—
Less:
Unrealized Losses on Securities	(63,200)		(63,200)
Total Other Comprehensive Income (Loss)	(63,200)		(63,200)
Comprehensive Income	(1,154,086)		(789,264)

	Six Months Ended March 31
			(restated)
	2016
Net Income (Loss)	(2,948,352)	1,528,135	(1,420,217)
Add:
Unrealized Gains on Securities	—		—
Less:
Unrealized Losses on Securities	(101,600)		(101,600)
Total Other Comprehensive Income (Loss)	(101,600)		(101,600)
Comprehensive Income	(3,049,952)		(1,521,817)

20

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS
(unaudited)

	Six Months Ended	adjustments	Six Months Ended
	March 31 2016		March 31 2016
			(restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	(2,948,352)	$1,528,135	(1,420,217)
Adjustments to reconcile net Income to net cash

Preferred Stock Issued for Expenses
Preferred Stock issued for Interest
Preferred Stock issued pursuant to contractual obligations
Common Stock issued to Consultants
Preferred Stock issued to Consultants	40		40
Increase (Decrease) in Interest expense attributable to amortization of Discount	894		894
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	(4,571)		(4,571)
(Increase) Decrease in Notes Receivable
(Increase) Decrease in Interest Receivable	(597)		(597)
Increase ( Decrease) in Bank Overdraft
Increase (Decrease) in accrued Expenses	72,093		72,093
(Increase) Decrease in Prepaid Expenses	9,000		9,000
(Increase)Decrease in Due from Former Employee	(15,000)		(15,000)
Increase in issuance of stock below fair value	1,528,135	$(1,528,135)	0
Increase in Additional Paid in Capital	495,462		495,462
Net Cash Provided by (Used in) Operating	(862,896)		(862,896)
Activities
CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	475,000		475,000
Preferred Stock issued for Cash	350,001		350,001
Increase in Contributed Capital
Increase ( Decrease) in Notes Payable	5,299		5,299
Increase in Convertible Notes payable	100,000		100,000

Increase in Due to Shareholder	0		0
Net Cash Provided by (Used in) Financing
Activities	930,300		930,300

Net Increase (Decrease) in Cash	67,404		67,404

Cash at Beginning of Period	38,620		38,620

Cash at End of Period	106,024		106,024

21

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Comprehensive Income and Statement of Cash Flow for the quarter ended June 30, 2016 filed with the Company’s Form 10-Q for the quarter ended June 30, 2016 should not be relied upon.

The Company determined that the recognition of $ 1,425,190 of expenses recognized during the period resulting from the issuance for less than fair value of equity securities should not have been recognized.

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of		As of
	June 30, 2016		June 30, 2016
	(unaudited)		(restated)
ASSETS
CURRENT ASSETS
Cash	140,317		140,317
Note Recievable	12,051		12,051
Prepaid Expenses	1,000		1,000
Accrued Interest Recievable	2,278		2,278
Due from Former Employees	15,000		15,000
Total Current Assets	170,646		170,646

OTHER ASSETS
Available for Sale Securities	80,000		80,000
Total Other Assets	80,000		80,000

TOTAL ASSETS	250,646		250,646

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Overdraft	0		0
Accounts payable	216,440		216,440
Notes Payable	269,447		269,447
Accrued payroll taxes	798		798
Accrued Interest	37,988		37,988
Accrued Reent	15,000		15,000
Accrued Payroll	178,496		178,496
Due to Shareholder	0		0
Total Current Liabilities	718,169		718,169
Long Term Liabilities:
Convertible Notes Payable	102,703		102,703
Total Long Term Liabilities	102,703		102,703
Total Liabilities	820,872		820,872

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
114,753,938 issued and outstanding as of
September 30, 2015 and 134,548,138 shares issuedand outstanding June 30, 2016	13,453		13,453
Preferred Stock, 0.0001 par value, 800,000,000 authorized and 100,000,000 authorized as of
June 30, 2016 and September 30, 2015 respectively
Series A Preferred	12,767		12,767
90,000,000 Authorized and 300,000,000 authorized,
60,981,697 and 127,666,697 outstanding as of September 30, 2105 and June 30, 2016 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 outstanding as of September 30, 2015 and June 30, 2016
Additional Paid in capital	16,634,372	(11,937,757)	4,696,615
Contributed Capital	728,658		728,658
Retained Earnings (Deficit) accumulated during the development stage	(17,847,479)	11,937,757	(5,909,722)
Accumulated Other Comprehensive Income	(112,000)		(112,000)
Total Stockholders' Equity (Deficit)	(570,226)		(570,226)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	250,646		250,646

22

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS
(unaudited)

	Quarter Ended		Quarter Ended
	June 30, 2016		June 30, 2016
			(restated)
REVENUES	0		0

COST AND EXPENSES
Research and Development	276,605		276,605
General and Administrative	434,643		434,643
Consulting and Professional Fees	212,853		212,853
Rent	15,000		15,000
Total Costs and Expenses	939,101		939,101

OPERATING LOSS	(939,101)		(939,101)

OTHER INCOME & (EXPENSES)
Interest Income	300		300
Refunds of amounts previously paid
Interest Expense	(8,804)		(8,804)
Interest Expense attributable to
Amortization of Discount	(4,308)		(4,308)
Loss on issuance of common shares for
less than fair value	(1,473,490)	1,425,190	(48,300)
Preferred shares issued pursuant to
contractual obligations
TOTAL OTHER INCOME (EXPENSE)	(1,486,302)		(61,112)

NET INCOME (LOSS)	(2,425,403)		(1,000,213)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.01884)		(0.00777)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	128,764,917		128,764,917

23

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS
(unaudited)

	Nine Months Ended	adjustments	Nine Months Ended
	June 30, 2016		June 30, 2016
			(as restated)
REVENUES	0		0

COST AND EXPENSES
Research and Development	554,524		554,524
General and Administrative	1,358,474		1,358,474
Consulting and Professional Fees	390,933		390,933
Rent	45,000		45,000
Total Costs and Expenses	2,348,931		2,348,931

OPERATING LOSS	(2,348,931)		(2,348,931)

OTHER INCOME & (EXPENSES)
Interest Income	897		897
Refunds of amounts previously paid
Interest Expense	(18,894)		(18,894)
Interest Expense attributable to
Amortization of Discount	(5,202)		(5,202)
Loss on issuance of common shares for
less than fair value	(3,001,625)	2,953,325	(48,300)
Preferred shares issued pursuant to
contractual obligations
TOTAL OTHER INCOME (EXPENSE)	(3,024,824)		(71,499)

NET INCOME (LOSS)	(5,373,755)		(2,420,430)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.0432)		(0.0195)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	124,408,218		124,408,218

24

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS
(unaudited)

	Nine Months Ended	Adjustments	Nine Months Ended	Nine Months Ended
	June 30, 2016		June 30, 2016	June 30, 2015
			(restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	$(5,373,755)	$2,953,325	$(2,420,430)	(10,594,463)
Adjustments to reconcile net Income to net cash
				100
Preferred Stock Issued for Expenses
Preferred Stock issued for compensation	$3,000		$3,000
Preferred Stock issued for Interest				891
Preferred Stock issued pursuant to contractual obligations				3,475
Common Stock issued to Consultants				226,177
Preferred Stock issued to Consultants	$40		$40	440
Increase (Decrease) in Interest expense attributable to
	$5,202		$5,202
Increase in issuance of stock below fair value	$3,001,625	$(2,953,325)	$48,300	9,116,857
Increase in Additional Paid in Capital	$743,201		$743,201	380,191
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	$190,585		$190,585	(2,115)
(Increase) Decrease in Notes Receivable				(1,629)
(Increase) Decrease in Interest Receivable	$(897)		$(897)	(848)
Increase ( Decrease) in Bank Overdraft				(6,137)
Increase (Decrease) in accrued Expenses	$163,249		$163,249	29,665
(Increase) Decrease in Prepaid Expenses	$9,000		$9,000	(6,289)
(Increase)Decrease in Due from Former Employee	$(15,000)		$(15,000)
Net Cash Provided by (Used in) Operating	$(1,273,750)		$(1,273,750)	(853,685)
Activities
CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	619,938		619,938
Preferred Stock issued for Cash	534,813		534,813
Increase in Contributed Capital				70,000
Increase ( Decrease) in Notes Payable	70,696		70,696	19,582
Increase in Convertible Notes payable	150,000		150,000	972,686

Increase in Due to Shareholder
Net Cash Provided by (Used in) Financing
Activities	1,375,447		1,375,447	1,062,268

Net Increase (Decrease) in Cash	101,697		101,697	208,582.00

Cash at Beginning of Period	38,620		38,620	0

Cash at End of Period	$140,317		$140,317	208,582

25

REGEN BIOPHARMA, INC.
STATEMENT OF COMPREHENSIVE INCOME
(unaudited)
	Quarter Ended June 30
			(restated)
	2016	adjustments	2016
Net Income (Loss)	$(2,425,403)	1,425,190	$(1,000,213)
Add:
Unrealized Gains on Securities	23,200		23,200
Less:
Unrealized Losses on Securities
Total Other Comprehensive Income (Loss)	23,200		23,200
Comprehensive Income	$(2,402,203)		(977,013)

	Nine Months Ended June 30
	2016	adjustments	2016
			(restated)
Net Income (Loss)	$(5,373,755)	2,953,325	$(2,420,430)
Add:
Unrealized Gains on Securities	0		0
Less:
Unrealized Losses on Securities	(78,400)		(78,400)
Total Other Comprehensive Income (Loss)	(78,400)		(78,400)
Comprehensive Income	$(5,452,155)		(2,498,830)

26

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Shareholder’s Equity, Statement of Comprehensive Income and Statement of Cash Flow for the year ended September 30, 2016 filed with the Company’s Form 10-K for the year ended September 30, 2016 should not be relied upon.

The Company determined that the recognition of $4,337,075 of expenses recognized during the year ended September 30, 2016 resulting from the issuance for less than fair value of common shares in satisfactions of convertible notes issued by the Company should not have been recognized.

The following tables reflect the corrections:

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of		As of
	September 30, 2016	Adjustments	September 30, 2016
			(Restated)
ASSETS
CURRENT ASSETS
Cash	24,822		24,822
Accounts Recievable	83,000		83,000
Note Recievable	12,051		12,051
Prepaid Expenses	69,905		69,905
Accrued Interest Recievable	2,578		2,578
Due from Former Employees	15,000		15,000
Total Current Assets	207,356		207,356

OTHER ASSETS
Available for Sale Securities	112,000		112,000
Total Other Assets	112,000		112,000

TOTAL ASSETS	319,356		319,356

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Overdraft	0		0
Accounts payable	240,759		240,759
Notes Payable	143,447		143,447
Accrued payroll taxes	33,040		33,040
Accrued Interest	43,918		43,918
Accrued Reent	15,000		15,000
Accrued Payroll	263,996		263,996
Due to Shareholder	50,000		50,000
Convertible Notes Payable	9,041		9,041
Total Current Liabilities	799,201		799,201
Long Term Liabilities:
Convertible Notes Payable	107,057		107,057
Total Long Term Liabilities	107,057		107,057
Total Liabilities	906,258		906,258

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
114,753,938 issued and outstanding as of
September 30, 2015 and 139,712,605 shares issuedand outstanding September 30, 2016	13,970		13,970
Preferred Stock, 0.0001 par value, 800,000,000 authorized and 100,000,000 authorized as of
September 30, 2016 and September 30, 2015 respectively
Series A Preferred	13,527		13,527
90,000,000 Authorized and 300,000,000 authorized,
60,981,697 and 135,266,697 outstanding as of September 30, 2105 and September 30, 2016 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 outstanding as of September 30, 2015 and September 30, 2016
Additional Paid in capital	18,961,259	(13,321,507)	5,639,753
Contributed Capital	728,658		728,658
Retained Earnings (Deficit) accumulated during the development stage	(20,224,319)	13,321,507	(6,902,812)
Accumulated Other Comprehensive Income	(80,000)		(80,000)
Total Stockholders' Equity (Deficit)	(586,902)		(586,902)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	319,356		319,356

27

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS

	Year Ended September 30	Adjustments	Year Ended September 30
	2016		2016
			(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	(7,750,594)	4,337,075	(3,413,519)
Adjustments to reconcile net Income to net cash
Stock Received as Payment for Services
Preferred Stock Issued for Expenses
Preferred Stock issued for compensation	3,000		3,000
Preferred Stock issued for Interest
Preferred Stock issued pursuant to contractual obligations
Common Stock issued to Consultants	99,815		99,815
Preferred Stock issued to Consultants	15,940		15,940
Increase (Decrease) in Interest expense attributable to
amortization of Discount	18,597		18,597
Increase in issuance of stock below fair value	4,748,408	(4,337,075)	411,333
Increase in Additional Paid in Capital	849,866		849,866
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	214,904		214,904
(Increase) Decrease in Accounts Receivable	(83,000)		(83,000)
(Increase) Decrease in Notes Receivable
(Increase) Decrease in Interest Receivable	(1,197)		(1,197)
Increase ( Decrease) in Bank Overdraft
Increase (Decrease) in accrued Expenses	286,921		286,921
(Increase) Decrease in Prepaid Expenses	(59,905)		(59,905)
(Increase) Decrease in Due from Former Employee	(15,000)		(15,000)
Net Cash Provided by (Used in) Operating Activities	(1,672,245)		(1,672,245)
CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	626,188		626,188
Preferred Stock issued for Cash	628,563		628,563
Increase in Contributed Capital
Increase ( Decrease) in Notes Payable	53,696		53,696
Increase in Convertible Notes payable	300,000		300,000
Increase in Due to Shareholder	50,000		50,000
Net Cash Provided by (Used in) Financing
Net Cash Provided by (Used in) Financing Activities	1,658,447		1,658,447

Net Increase (Decrease) in Cash	(13,798)		(13,798)

Cash at Beginning of Period	38,620		38,620

Cash at End of Period	24,822		24,822

28

STATEMENT OF COMPREHENSIVE INCOME

	Year Ended September 30
	2016	adjustments	2016
			(Restated)
Net Income (Loss)	$(7,750,594)	4,337,075	$(3,413,519)
Add:
Unrealized Gains on Securities
Less:
Unrealized Losses on Securities	(46,400)		(46,400)
Total Other Comprehensive Income (Loss)	(46,400)		(46,400)
Comprehensive Income	$(7,796,994)		(3,459,919)

STATEMENT OF SHAREHOLDERS EQUITY
Year Ended September 30, 2016
			Adjustments
Quarter Ended December 31, 2015				Restated
APIC	Loss on Securities Issued for Less Than Fair Value	1,163,313	(1,163,313)	0
Accumulated Deficit	Net Loss	(1,857,466)	1,163,313	(694,153)

Quarter Ended March 31, 2016
APIC	Loss on Securities Issued for Less Than Fair Value	364,822	(364,822)	0
Accumulated Deficit	Net Loss	(1,090,886)	364,822	(726,064)

Quarter Ended June 30, 2016
APIC	Loss on Securities Issued for Less Than Fair Value	1,473,490	(1,425,190)	48,300
Accumulated Deficit	Net Loss	(2,425,404)	1,425,190	(1,000,213)

QuarterEnded September 30, 2016
APIC	Loss on Securities Issued for Less Than Fair Value	1,746,783	(1,383,750)	363,033
Accumulated Deficit	Net Loss	(2,376,838)	1,383,750	(993,088)

29

On March 21, 2017, the Board of Directors of Regen Biopharma, Inc. (the “Company”) concluded that the previously issued Balance Sheet, Statement of Operations, Statement of Comprehensive Income and Statement of Cash Flow for the quarter ended December 31, 2016 filed with the Company’s Form 10-Q for the quarter ended December 31, 2016 should not be relied upon.

The Company determined that the recognition of $ 1,950,120 of expenses recognized during the period resulting from the issuance for less than fair value of equity securities should not have been recognized.

REGEN BIOPHARMA , INC.
BALANCE SHEET

	As of		As of
	December 31, 2016	Adjustments	December 31, 2016
	(unaudited)		(unaudited)
			Restated
ASSETS
CURRENT ASSETS
Cash	220,718		220,718
Accounts Recievable	83,000		83,000
Note Recievable	12,051		12,051
Prepaid Expenses	61,011		61,011
Accrued Interest Recievable	2,878		2,878
Due from Former Employees	15,000		15,000
Total Current Assets	394,658		394,658

OTHER ASSETS
Available for Sale Securities	312,000		312,000
Total Other Assets	312,000		312,000

TOTAL ASSETS	706,658		706,658

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank Overdraft	0		0
Accounts payable	163,927		163,927
Notes Payable	68,638		68,638
Accrued payroll taxes	3,677		3,677
Accrued Interest	54,841		54,841
Accrued Reent	20,000		20,000
Accrued Payroll	349,496		349,496
Due to Shareholder	25,000		25,000
Convertible Notes Payable	47,425		47,425
Total Current Liabilities	733,004		733,004
Long Term Liabilities:
Convertible Notes Payable	129,776		129,776
Total Long Term Liabilities	129,776		129,776
Total Liabilities	862,779		862,779

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value) 500,000,000 shares authorized;
145412605 issued and outstanding as of
December 31, 2016 and 139,712,605 shares issued and outstanding September 30, 2016	14,540		14,540
Preferred Stock, 0.0001 par value, 800,000,000 authorized as of
September 30, 2016 and December 31, 2016 respectively
Series A Preferred	14,797		14,797
300,000,000 authorized,
147966697 and 135,266,697 outstanding as of December 31, 2016 and September 30, 2016 respectively
Series AA Preferred	3		3
$0.0001 par value 600,000 authorized and 30, 000 outstanding as of December 31, 2016 and September 30, 2016
Additional Paid in capital	21,714,779	(15,271,627)	6,443,152
Contributed Capital	728,658		728,658
Retained Earnings (Deficit) accumulated during the development stage	(22,748,898)	15,271,627	(7,477,271)
Accumulated Other Comprehensive Income	120,000		120,000
Total Stockholders' Equity (Deficit)	(156,121)		(156,121)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	706,658		706,658

30

REGEN BIOPHARMA , INC.
STATEMENT OF OPERATIONS
(unaudited)

	Quarter Ended		Quarter Ended
	December 31, 2016	Adjustments	December 31, 2016
			(Restated)
REVENUES	0		0

COST AND EXPENSES
Research and Development	42,694		42,694
General and Administrative	242,758		242,758
Consulting and Professional Fees	233,128		233,128
Rent	15,000		15,000
Total Costs and Expenses	533,580		533,580

OPERATING LOSS	(533,580)		(533,580)

OTHER INCOME & (EXPENSES)
Interest Income	300		300
Other Income	31,846		31,846
Refunds of amounts previously paid
Interest Expense	(11,923)		(11,923)
Interest Expense attributable to
Amortization of Discount	(61,102)		(61,102)
Loss on issuance of common shares for
less than fair value	(1,950,120)	1,950,120	0
Preferred shares issued pursuant to
contractual obligations
TOTAL OTHER INCOME (EXPENSE)	(1,990,999)		(40,879)

NET INCOME (LOSS)	(2,524,579)		(574,459)
BASIC AND FULLY DILUTED
EARNINGS (LOSS) PER SHARE	(0.018)		(0.004)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	143,596,121		143,596,121

31

REGEN BIOPHARMA , INC.
STATEMENT OF CASH FLOWS
(unaudited)

	Quarter Ended December 31		Quarter Ended December 31
	2016	Adjustments	2016
			(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Net Income (loss)	(2,524,579)	1,950,120	(574,459)
Adjustments to reconcile net Income to net cash
Increase (Decrease) in Interest expense attributable to
amortization of Discount	61,102		61,102
Increase in issuance of stock below fair value	1,950,120	(1,950,120)	0
Increase in Additional Paid in Capital	5,240		5,240
Changes in operating assets and liabilities:
Increase (Decrease) in Accounts Payable	(76,832)		(76,832)
(Increase) Decrease in Accounts Receivable
(Increase) Decrease in Notes Receivable
(Increase) Decrease in Interest Receivable	(300)		(300)
Increase ( Decrease) in Bank Overdraft
Increase (Decrease) in accrued Expenses	72,060		72,060
(Increase) Decrease in Prepaid Expenses	8,894		8,894
(Increase) Decrease in Due from Former Employee

Net Cash Provided by (Used in) Operating	(504,295)		(504,295)
Activities
CASH FLOWS FROM FINANCING ACTIVITIES
Common Stock issued for Cash	267,500		267,500
Preferred Stock issued for Cash	292,500		292,500
Increase in Contributed Capital	0		0
Increase ( Decrease) in Notes Payable	(74,809)		(74,809)

Increase in Convertible Notes payable	240,000		240,000

Increase (Decrease) in Due to Shareholder	(25,000)		(25,000)
Net Cash Provided by (Used in) Financing
Activities	700,191		700,191

Net Increase (Decrease) in Cash	195,896		195,896

Cash at Beginning of Period	24,822		24,822

Cash at End of Period	220,718		220,718

32

REGEN BIOPHARMA, INC.
STATEMENT OF COMPREHENSIVE INCOME
(unaudited)
	Quarter Ended December 31
	2016 adjustments		2016
			(Restated)
Net Income (Loss)	$(2,524,579)	$1,950,120	$(574,459)
Add:
Unrealized Gains on Securities	200,000		200,000
Less:
Unrealized Losses on Securities
Total Other Comprehensive Income (Loss)	200,000		200,000
Comprehensive Income	$(2,324,579)		(374,459)

33

The Company’s senior management has discussed the matters disclosed in this Item 4.02 of this Current Report with AMC Auditing, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: 3/30/2017	By: /s/ David Koos
David Koos
Chief Executive Officer

34